UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                March 29, 2005

                           LASALLE HOTEL PROPERTIES
             (Exact name of registrant as specified in its charter)

          Maryland                  1-14045               36-4219376
(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)        Identification No.)


        3 Bethesda Metro Center
               Suite 1200
           Bethesda, Maryland                        20814
(Address of principal executive offices)           (Zip Code)

              Registrant's telephone number, including area code
                                (301) 941-1500

                                Not Applicable
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item  1.01        Entry into a Material Definitive Agreement.

     On March 29, 2005, the Compensation Committee of the Board of Trustees of LaSalle Hotel Properties (the "Company") amended the Company's 1998 Share Option and Incentive Plan, as amended through March 29, 2005 (the "Plan") to provide that the Company may not reprice any options to purchase common shares which are granted under the Plan, unless such adjustment occurs pursuant to the adjustment provisions of Section 8 of the Plan in connection with any share dividend, share split, or similar change, or any merger or consolidation or similar event, where such adjustment is designed to prevent dilution or expansion of the rights of a option holder. A copy of the amended Plan is attached hereto as Exhibit 10.1.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.         Description
       -----------         -----------
          10.1             LaSalle Hotel Properties 1998 Share Option and
                           Incentive Plan, as amended through March 29, 2005.


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




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LASALLE HOTEL PROPERTIES

                                             By: /s/ Hans S. Weger
                                                 ----------------------------
                                                 Hans S. Weger
                                                 Chief Financial Officer

Date: March 29, 2005

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




                                 EXHIBIT INDEX

Exhibit
Number                    Description

 10.1 LaSalle Hotel Properties 1998 Share Option and Incentive Plan, as amended through March 29, 2005.


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